SEMI-ANNUAL REPORT
THOMAS WHITE WORLD FUND

Thomas White World Fund
Officers and Trustees
   Thomas S. White Jr.
     Chairman of the Board and President
   Jill F. Almeida
     Trustee
   Philip R. Haag
     Trustee
   Nicholas G. Manos
     Trustee
   Edward E. Mack III
     Trustee
   Michael R. Miller
     Trustee
   John N. Venson, D.P.M.
     Trustee
   Douglas M. Jackman
     Vice-President and Secretary
   Brandon S. Joel
     Treasurer

Investment Advisor and Administrator
  Thomas White International, Ltd.
  440 S. LaSalle Street, Suite 3900
Custodian
   State Street Bank and Trust Co.
   P.O. Box 1631
   Boston, Massachusetts 02101
Legal Counsel
   Dechert, Price & Rhoads
   1500 K Street, N.W.
   Washington, DC 20005
Independent Accountants
   McGladrey & Pullen LLP
   555 Fifth Avenue
   New  York, New York 10017
Transfer Agent
   Firstar Trust Company
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

THOMAS WHITE WORLD FUND

Thomas White is the Fund's President and Portfolio Manager. He has been an active professional investor and security analyst since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living in Naples, Italy, Manila, Philippines and ten other communities before graduating from Duke University in 1965. Over his thirty-one years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of investment portfolios in Europe, the United States, Japan and the Far East. The firm's research division, the Global Capital Institute, produces monthly publications which provide invest-ment advice on the relative attractiveness of 4,200 common stocks in forty-seven countries. These are purchased by major institutional asset management organizations worldwide.


THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUND'S PRESIDENT:
June 30, 1998

Dear Friends,

   Many of you have regular contact with us for very understandable reasons. Investing is a fascinating subject and worldwide investing arouses even a broader level of excitement. Moreover, having a successful investment plan is crucial to affording your children's education and a worry-free retirement. We appreciate the importance of these calls and letters and enjoy our discussions with the Fund's shareholders. Please continue to call. If you have children or friends who would like to be involved with our global fund, we also invite their participation. Our phone number is 800-811-0535.

I have just returned from a speaking engagement at a New York conference sponsored by the Dow Jones Company. The conference's title was The Future of Global Investing and it focused on trends in world markets heading into the new millennium. My speech, The Changing Face of Developed Europe, described the current transformation of Europe into a single economic, and eventually, political union.

Although European immigration was largely responsible for the population of the United States, the business and political structure of the two societies took separate paths. Americans, as immigrants and pioneers, preferred indepen-dence from a central government and free markets. The Old World evolved from monarchies and a feudal economic system. Socialism was the natural next step, with the king being replaced by a country's central government. The industrial revolution of the 17th and 18th century produced the catalyst for this poli-tical and economic transformation in Europe. New modes of power, manufacturing and transportation changed conditions, which caused a restructuring of the rights of individuals in society and the organization of economic activity.
Private businesses grew, but labor abuses kept European socialism in power.
In socialist countries, the central government, and not private corporations, was the primary business entity. The fall of the Berlin Wall in 1989 marked the end of communism, the least effective version of socialism. It is now broadly accepted that governments, whether Russian, French, American or Japanese, do not manage capital and commerce as well as the private sector.

          THE WORLD HAS CHANGED.
A GLOBAL PORTFOLIO OFFERS THE POTENTIAL FOR BOTH
   IMPROVED PERFORMANCE AND SMOOTHER RETURNS.
                Dec  Dec   Dec   Dec   Dec
                1960 1970  1980  1990  1997
Developed Mkts.
North America   75%  70%   61%   46%   50%
Europe          22%  22%   23%   29%   28%
Pacific         3%   8%    16%   25%   16%
Emerging
Markets         .1%  .2%   .8%   3%    6%
                100% 100%  100%  100%  100%

Global Market Value
($trillions)    $0.5 $2.0  $4.1  $8.2  $15.9

There has been a dramatic growth in the relative size of developed and emerging markets outside the United States since 1960. This means managers can now choose to employ wider diversification in the design of their equity portfolios.

History shows that broad global divsersification has in the past lowered the volatility associated with single country portfolios. The Fund incorporates this approach to seek smoother returns for its shareholders.

   My personal involvement in valuing European stocks began with my work with Sir John Templeton in the late seventies. There were very few European stocks during this period because governments had absorbed many private companies after a wave of socialist party political victories. This process began to reverse in the late eighties as Europe gave up on socialism. Today privati-zations are creating an ever-expanding explosion of new stocks. Understand-ably, preparing managers and regulators for the newly freed markets has taken time. America's management consultants and business schools have been actively educating the Old World. At this time, many European corporations have adopted shareholder-oriented goals and now practice the most advanced management techniques.

   A second major problem in Europe was its structure. Unlike the original thirteen American colonies, its fourteen countries had never combined them-selves into a single political and economic union. In an area no larger than America's eastern seaboard, there are fourteen different currencies, languages, border crossings, trade rules, stock exchanges, etc. The situation was so painfully inefficient that Europe broke with the past and is now deep into the process of economic unification. Just as in the fall of the Berlin Wall, political actions that were deemed impossible indeed occurred, because the economic status quo was so dreadfully unacceptable.

   Europe's conversion to free markets and its choice to unite economically has created marvelous opportunities for equity investing. Well trained man-agement teams have opportunities to significantly reduce corporate expenses. This means company profits should continue to expand in the coming years faster than the pace of the economy. Along with internally generated im-provements, there will be additional benefits flowing from a more efficient European Economic Union. The Fund's 42.6% exposure to European equities on April 30th reflects our belief that the powerful earnings growth we envision over the next five years will result in above average equity returns.

   I deal conditions should continue to support rich stock market valuations. Our projections are not dependent upon an expansion of current P/E's since valuations are already above traditional levels. It is quite possible though, that we may be underestimating future P/E levels, and therefore market levels. This is because of the tremendous growth of retirement funds in Europe and their preference for equities. It is also possible that an interim business cycle decline could interrupt this scenario, but it would only delay, not prevent, a positive outcome.

   I hope you are encouraged by the many wonderful developments in Europe. Everyone wins in the current scenario, including investors. Speaking on behalf of our organization's fifteen professionals, we appreciate your confidence and support. We should all be thankful for living in an exciting world that is experiencing an era of peace and prosperity.

Thomas S. White, Jr.
President and Portfolio Manager


    THE TWENTY-EIGHT YEAR PERFORMANCE OF THE WORLD EQUITY MARKET AND ITS
                           MAJOR REGIONAL COMPONENTS

                       These Index Returns are in U.S. dollars. Five-year
MSCI INDICIES Gross    regional performance success is ordered from #1 (best)
                       to #4 (Worst)
Period: Jan. 1, 1970 to                                             Pacific
Apr. 30, 1998              World   Europe     USA        Japan      Ex-Japan
FIVE-YEAR PERIOD RETURNS

1970-1974                  -1.3%   -0.9%(#2)  -3.4%(#3)  16.0%(#1)  -6.2%(#4)
1975-1979                  16.0%   18.9%(#2)  13.3%(#4)  18.8%(#3)  27.5%(#1)
1980-1984                  12.4%   6.1%(#3)   14.5%(#2)  17.0%(#1)   4.1%(#4)
1985-1989                  28.0%   32.3%(#2)  19.8%(#4)  41.4%(#1)  22.4%(#3)
1990-1994                   4.2%   7.0%(#3)   9.2%(#2)   -3.4%(#4)  15.3%(#1)
1995-1997 (4/30)           20.4%   27.8%(#2)  31.2%(#1)  -10.2%(#4) -0.8%(#3)

1970-1997 Returns          12.4%   13.8%      12.9%      13.3%      10.2%
                    Source: Morgan Stanley Capital International

     The table above presents the performance of the global stock markets from Jan. 1, 1970 to Apr. 30, 1998. Returns are shown in a series of five-year periods, except for the current three-year period. The world's returns are followed by those of its four component regions.
     Regional performance is highlighted using ranks from #1(best) to #4(worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.
     Note that the world and its territories all have quite similar long-term records. But observe the world index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.
     The Fund's design reflects your manager's belief that shareholders will benefit from smoother world performance. A more stable portfolio encourages investors to stay the course in falling market environments. This promotes success in reaching long-term investment goals.


YOUR FUND'S OBJECTIVE
   The Thomas White World Fund seeks long-term capital growth through a flexible policy of investing primarily in stocks of companies of any nation, including underdeveloped countries.

YOUR FUND'S INVESTMENT PHILOSOPHY
I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.
II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile and above average dividend income.
III. We emphasize owning a broadly diversified portfolio of undervalued companies with solid cash flows, attractive growth potentials and appropriately conservative balance sheets.


MANAGEMENT DISCUSSION
June 30, 1998

   This report discusses portfolio strategy and performance as the Thomas White World Fund approaches the close of April 1998. The six-month period reviewed in this annual report concluded on April 30, 1998. As of this writing, the Fund has $56.9 million of shareholder assets.

   On April 30, the Fund's portfolio included 234 common stocks. These represented 90% of the Fund's total value, with the rest in cash equivalents or other assets.

   The Fund's performance versus the Morgan Stanley World Index is presented below. Current price and return data now appear daily in most domestic newspa-pers. This can be found in the mutual fund section listed alphabetically in the T section as Thomas White. We are pleased with the portfolio's progress this last year. Returns have been strong, both in an absolute sense and in comparison to other global mutual funds.

PERFORMANCE                     T. White    MSCI
on April 30, 1998               World       World

Six Months                             16.2%       18.9%
One Year                        26.3%       29.0%
Average Annual Return
Since Inception (June 28, 1994)     16.1%       17.6%
Cumulative Total Return
Since Inception (June 28, 1994)     77.5%       86.1%

Assumes reinvestment of dividends and capital gain distributions.

PORTFOLIO STRATEGY REVIEW
   The Fund's performance is the product of our investment philosophy and portfolio strategy. Our philosophy is that undervalued companies produce superior returns. Accordingly, our efforts focus on analyzing companies using our organization's valuation methods. Our portfolio strategy is to buy those companies that sell at the greatest discount to their valuations, then sell them when they are overvalued.

    The Thomas White World Fund
    Geographic distribution on
          April 30, 1998
   Based on Long-Term Securities
Continental Europe    30.1%
United Kingdom        10.7%
Africa & Middle East   1.4%
North America         40.1%
Latin America          2.7%
Japan                  6.4%
Far East               5.1%
Australia & New        3.4%
 Zealand


   We believe that successful stock selection worldwide is one of our organiza-tion's distinct strengths. Our analysts have established methods of valuing stocks in the twenty-one developed countries and in twenty-six emerging market countries throughout the world. We also believe that broad country diversifi-cation can best capture the potential for smooth portfolio return that is the unique advantage of a world fund. Furthermore, diversified country exposure assures that the rewards of good stock selection will not be eclipsed by a poorly performing country. Accordingly, as of this writing, the Fund's port-folio has equity investments in thirty-nine major countries.

THE THOMAS WHITE WORLD FUND TOP TEN HOLDINGS ON APRIL 30, 1998
BASED ON TOTAL NET ASSETS

Company                 Industry        Country             % of Total Net Assets

Berkshire CI A          Financial Div.  United States  1.8%

ING Group               Insurance       Netherlands    1.8%

Telefonica de Espana    Communications  Spain          1.0%

Dell Computer           Technology      United States  1.0%

Telecom Italia          Communications  Italy          1.0%

Schering-Plough         Healthcare      United States  1.0%

Bristol Myers Squibb    Healthcare      United States  0.9%

HSBC Holdings           Banking         Hong Kong      0.9%

Harris Corp             Industrial      United States  0.9%

Garan Inc.              Retail          United States  0.9%


   Over the six month period ending April 30, the Fund has mildly underper-formed its market benchmark, the Morgan Stanley Capital International World Index. Benchmark weights, of the world subregions are Europe, the Middle East and Africa (31.9%), the Americas (53.5%) and the Pacific (14.6%). Bottom-up stock valuations influenced us to be more balanced in these three regions (43.7%, 42.8% and 13.5%). The choice to over-weight European stocks, due to their attractive outlook, helped the Fund's performance. Returns were restrained by the Fund's exposure to Pacific stocks. Despite inexpensive valuations, equities in the Far East continue to produce poor returns. Fortunately, our strong stock selection in all three regions partially offset our Far East exposure. The final result was a solid 16.2% return over the six months vs.18.9% for the MSCI World Index. Our current strategy continues to stress a more balanced regional mix.

   The transactions in the Fund's portfolio are the product of our organization's monthly investment process. The portfolio's tax-efficient turnover rate of 24% over the last six months reflects positions which were sold after our monthly review process because they became overvalued. This regular process allows us to maintain an undervalued portfolio and benefit from our analyst's newest investment ideas.

The Thomas White World Fund is designed to take advantage of the positive changes occurring in the world today.

These forty-seven countries contain over 2,600 companies that meet the Fund's quality standards. As a shareholder, you are a partial owner of 234 of the most undervalued of these firms. Whether you realize it or not, you are at the very epicenter of what is driving change in today's world:
An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS
 EUROPE           PACIFIC           LATIN AMERICA
  Austria          Australia         Argentina
  Belgium          Hong Kong         Brazil
  Denmark          Japan             Chile
  Finland          New Zealand       Columbia
  France           Singapore         Mexico
  Germany                            Peru
  Ireland         EMERGING MARKETS   Venezula
  Italy            GREATER EUROPE
  Netherlands       Czech Republic  INDIAN SUBCONTINENT
  Norway            Greece           India
  Spain             Hungary          Pakistan
  Sweden            Poland           Sri Lanka
  Switzerland       Portugal
  United Kingdom    Russia          FAR EAST
                    Turkey           China
 NORTH AMERICA                       Indonesia
  Canada           MIDDLE EAST       Korea
  United States     Israel           Malaysia
                                     Philippines
                   AFRICA            Taiwan
                    South Africa     Thailand

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White International, the Fund's manager. The Institute's professionals perform ongoing valuation-based security on 4,200 global companies in forty-seven countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

PERFORMANCE SUMMARY
   The Fund's performance period since inception was three years, ten months and two days in length. Over this period the Fund's cumulative total return, with dividend and capital gain distributions reinvested, was 77.5%. In the same period the MSCI World Index, with net dividends, returned 86.1%. The graph below shows the monthly value of $10,000 initially invested in the Fund and the MSCI World Index.

Pursuant to Rule 304(a) of Regulation S-T, the following table replaces a graph showing growth of an initial $10,000 investment, assuming all dividend and capital gain distributions reinvested, and the MSCI World Index
(see footnote 1). The return since inception (June 28, 1994) was 77.5% for the Fund and 86.1% for the World Index (see footnote 2). The one year return for the Fund was 26.3%. The Fund's average total return since inception was 16.1%.

              Fund          MSCI World
              Composite     Index
6/30/94       $10,010       $10,028
7/31/94        10,440        10,217
8/31/94        10,690        10,522
9/30/94        10,380        10,243
10/31/94       10,500        10,532
11/30/94       10,130        10,073
12/31/94       10,067        10,168
1/31/95         9,966        10,012
2/28/95        10,259        10,156
3/31/95        10,531        10,643
4/30/95        10,803        11,011
5/31/95        11,035        11,103
6/30/95        11,106        11,097
7/31/95        11,550        11,650
8/31/95        11,389        11,388
9/30/95        11,570        11,717
10/31/95       11,409        11,529
11/30/95       11,621        11,927
12/31/95       11,983        12,272
1/31/96        12,357        12,493
2/29/96        12,432        12,567
3/31/96        12,507        12,773
4/30/96        12,839        13,070
5/31/96        12,914        13,079
6/30/96        12,903        13,143
7/31/96        12,475        12,677
8/31/96        12,710        12,820
9/30/96        13,021        13,319
10/31/96       13,192        13,409
11/30/96       13,898        14,157
12/31/96       13,960        13,928
1/31/97        14,018        14,094
2/28/97        14,145        14,253
3/31/97        13,937        13,968
4/30/97        14,053        14,422
5/31/97        14,907        15,309
6/30/97        15,358        16,070
7/31/97        15,947        16,808
8/31/97        15,115        15,681
9/30/97        16,074        16,530
10/31/97       15,277        15,658
11/30/97       15,427        15,932
12/31/97       15,594        16,124
1/31/98        15,839        16,570
2/28/98        16,853        17,689
3/31/98        17,794        18,433
4/30/98        17,745        18,610

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and the World Index. The return since inception was 77.5% 2 for the Fund and 86.1% for the World Index. The one year return for the Fund was 26.3%. The Fund's average annual total return since inception was 16.1% (see footnote 2).


Note: 1. MSCI World Index is with net dividends
      2. Past performance should not be construed as a guarantee of future performance.

DIVIDEND INFORMATION
   The Fund pays dividends annually. On December 11, 1997, the Board of Trustees authorized an income dividend and capital gains distribution with an ex-date of December 23, 1997, payable on December 26, 1997, for shareholders of record December 22, 1997.

  In accordance with current Internal Revenue Service requirements, these distributions comprised substantially all earnings of the Fund from net investment income through December 31, 1997, and net realized gains through the fiscal year ending October 31, 1997.

THOMAS WHITE WORLD FUND
Portfolio of Investments             October 31, 1997

Issue                              Industry              Shares     Value

COMMON STOCKS:         90.3%

ARGENTINA:             0.4%
Telecom Argentaria                Communications        16,500      $118,800
YPF Sociedad                      Energy                2,700       94,0685
                                                                    212,868

AUSTRALIA:             2.6%
Goodman Fielder Ltd.               Consumer Staples      171,700    265,671
National Australia Bank Ltd. ADR   Banking               4,300      310,675
National Australia Bank            Banking               13,600     192,756
Pacific Dunlop Ltd                 Industrial            93,700     173,008
Rothmans Holdings Ltd.             Consumer Staples      56,000     373,184
Santos Ltd.                        Energy                46,437     166,958
                                                                    1,482,252
AUSTRIA:               0.4%
EVN                                Utilities             700        103,279
OMV AG                             Energy                800        118,603
                                                                    221,882
BELGIUM:               1.6%
Electrabel                         Utilities             1,000      265,747
Electrafina                        Financial Diversified 1,600      209,786
Solvay                             Chemicals             6,000      451,744
                                                                    927,277
BRAZIL                 1.4%
Electrobras PNB                    Utilities             3,750,000  168,750
Ipiranga Petroleum PN              Energy                7,288,000  94,744
Itausa PN                          Financial Diversified 125,000    106,150
Petrobras PN                       Energy                409,000    103,845
Telebras PN                        Communications        1,728,000  211,162
Vale do Rio Dolce PN               Metals                4,600      108,775
                                                                    793,426
CANADA:                2.3%
BCE Inc.                           Communications        9,800      417,382
Canadian Pacific Ltd.              Transportation        5,200      152,724
Quebecor Incorporated Class B      Services              9,300      184,698

Royal Bank of Canada               Banking               6,200      370,264
Shell Canada                       Energy                9,100      159,432
                                                                    1,284,500
CHINA:                 0.1%
Qingling Motors                    Consumer Durables     78,000     33,719
                                                                    33,719
CZECH REPUBLIC         0.2%
SPT Telecom                        Communications        500        72,688
Tabak                              Consumer Staples      200        52,605
                                                                    125,293
DENMARK:               0.6%
Codan Forsikring                   Insurance             2,000      315,363
                                                                    315,363
FINLAND:               0.5%
Orion B                            Healthcare            9,800      303,981
Rauma                              Industrial            423        7,919
                                                                    311,900
FRANCE:                2.6%
AXA-UAP                            Insurance             3,400      399,434
BIC                                Consumer Staples      1,700      117,058
Bouygues                           Building              2,458      388,159
Paribas                            Banking               3,200      340,794
Pernod Ricard                      Consumer Staples      3,000      207,172
                                                                    1,452,617
GERMANY:               1.5%
Axel Springer                      Services              100        88,715
Merck KGAA                         Healthcare            6,700      258,997
SAP AG                             Technology            700        349,241
Wela Stamm AG                      Consumer Staples      150        137,910
                                                                    834,863
GREECE                 0.4%
Alpha Credit Bank                  Banking               700        73,821
Delta Dairy                        Consumer Staples      4,200      59,981
OTE                                Communications        3,200      91,602
                                                                    255,404
HONG KONG:             2.3%
Cheung Kong                        Financial Diversified 16,700     110,992
China Resources                    Financial Diversified 16,000     27,462
Citic Pacific                      Services              20,000     61,428
HSBC Holdings                      Banking               18,000     513,373
Hong Kong China & Gas              Utilities             97,900     133,291
Hong Kong Electric                 Utilities             44,800     137,599
Johnson Electric                   Industrial            30,000     101,628
New World Development              Industrial            37,000     105,287
SHK Properties                     Financial Diversified 18,000     106,855
                                                                    1,297,915
HUNGARY:               0.2%
Matav ADR                          Communications        4,400      129,800
                                                                    129,800
INDONESIA:             0.2%
Guadang Garam                      Consumer Staples      24,000     28,296
Indosat                            Communications        23,000     33,221
Tambang Timah                      Metals & Mining       53,000     43,672
Telkom Indonesia                   Communications        100,000    38,880
                                                                    144,069
ISRAEL:                0.2%
Bezeq Israel Telecom               Communications        17,000     47,041
IDB Holding Corp.                  Financial Diversified 2,000      46,866
                                                                    93,907
ITALY:                 5.1%
Autostrade                         Utilities             38,800     152,647
Banca Popolare di Bergamo          Banking               19,200     464,926
Banca Commerciale Popolare Milano  Banking               24,600     225,425
Benetton Group                     Consumer Retail       7,800      173,929
Edison                             Utilities             39,400     328,068
Fiat Spa                           Consumer Durables     71,610     285,287
Mediaset                           Services              28,700     187,985
Montedison                         Industrial            392,900    496,429
Telecom Italia spa                 Communication         74,111     558,886
                                                                    2,873,582
JAPAN:                 4.7%
Bridgestone                        Consumer Durables     6,000      136,415
Canon                              Technology            6,000      141,383
Family Mart                        Consumer Retail       4,000      146,654
Fuji Photo Film                    Services              5,000      177,294
Honda Motor                        Consumer Durables     5,000      180,682
Kyocera Corporation                Technology            3,000      156,742
NGK Spark PLug                     Consumer Durables     23,000     180,079
Nintendo Company                   Services & Growth     2,400      216,096
Nippon Telephone & Telegraph       Communications        20         174,659
Promise                            Financial Diversified 3,000      151,773
Shiseido & Company                 Consumer Staples      12,000     157,644
Sony Corporation                   Technology            2,000      165,776
Taiyo Yuden                        Technology            18,000     203,674
TDK Corporation                    Technology            2,000      157,494
Yamanouchi Pharmanceuticals        Healthcare            7,000      164,947
Yasuda Fire & Marine Insurance     Insurance             36,000     162,611
                                                                    2,673,923
MALYASIA:              0.5%
Golden Hope                        Consumer Staples      39,000     48,368
Perlis Plantation                  Consumer Staples      43,750     61,657
Petronas Gas                       Utilities             30,000     72,483
Telekom Malaysia                   Communications        29,000     87,194
                                                                    269,702
MEXICO:                 1.0%
Maseca B                           Consumer Staples      76,500     55,126
Telefonos de Mexico Series L ADR   Communications        7,400      419,025
Vitro A                            Industrial            18,900     70,102
                                                                    544,253
NETHERLANDS:           6.71%
ABN-AMRO Holdings                  Banking               11,900     289,740
Baan                               Technology            5,000      218,984
DSM NV                             Chemicals             3,918      392,633
Hoogovens NV                       Metals                8,334      375,312
ING Groep NV                       Insurance             15,446     1,003,641
KLM                                Transportation        9,800      385,074
KNP BT                             Forest & Paper        10,000     274,657
Royal Dutch                        Energy                6,900      380,734
Vendex International Cert.         Services              4,354      236,904
VNU                                Serivces              5,300      171,534
                                                                    3,771,558
NEW ZEALAND:           0.1%
Lion Nathan Limited                Consumer Staples      33,000     87,892
                                                                    87,892
NORWAY:                1.2%
Den Norske Bank A                  Banking               87,300     458,290
Orkla B                            Consumer Staples      1,900      203,051
                                                                    661,341
PAKISTAN:              0.1%
Pakistan Telephone                 Communication         650        44,850
                                                                    44,850
PHILIPPINES:           0.3%
Manila Electric                    Utilities             18,000     51,107
Philippines Long Distance          Communications        3,600      96,389
                                                                    147,496
POLAND:                0.3%
BPH                                Banking               1,900      167,795
                                                                    167,795
PORTUGAL:              0.3%
Banco Espir Santo                  Banking               1,800      86,026
Telecom Portugal                   Communications        1,200      64,422
                                                                    150,448
RUSSIA:                0.2%
Lukoil ADR                         Energy                800        53,000
Gazprom ADR                        Energy                3,500      63,950
                                                                    116,950
SINGAPORE:             0.7%
City Development                   Financial Diversified 13,000     56,307
Fraser & Neave                     Consumer Staples      7,800      35,017
Overseas Union Bank                Banking               9,300      35,282
Singapore Airlines-Foriegn         Transportation        9,000      58,615
Singapore Telecom                  Communications        86,000     147,903
United Overseas Bank               Banking               5,600      26,557
UOL Ltd.                           Financial Diversified 66,000     49,243
                                                                    408,924
SOUTH AFRICA:          0.7%
Anglo American Corp /SA            Industrial            1,100      65,035
De Beers                           Consumer Retail       1,400      36,265
First Bank                         Banking               9,300      30,016
Liberty Life Association           Insurance             2,800      94,676
Nedcor                             Banking               700        19,932
Rembrandt Group                    Consumer Staples      7,200      65,490
South African Brewery              Consumer Staples      1,800      60,365
Standard Bank Inv.                 Banking               700        41,385
                                                                    413,164
SOUTH KOREA:           0.4%
Pohang Iron & Steel                Industrial            2,200      118,313
SK Telecom                         Communications        206        117,172
                                                                    235,485
SPAIN:                 1.5%
Iberdrola                          Utilities             17,000     273,346
Telefonica de Espana               Communications        14,000     584,367
Telefonica de Espana Rights        Communications        14,000     11,025
                                                                    868,738
SWEDEN:                1.6%
SE Banken A                        Banking               20,600     342,708
Trelleborg B                       Industrial            16,300     218,619
Volvo B                            Consumer Durables     11,210     326,724
                                                                    888,051
SWITZERLAND:           2.4%
Fischer (Georg) AG                 Capital Goods         1,000      386,280
Nestle Reg                         Consumer Staples      200        387,612
Novartis Reg                       Health Care           200        330,337
SMH AG                             Services              1,800      269,730
                                                                    1,373,959
THAILAND:              0.1%
Advanced Information Service       Communications        7,300      49,107
Thai Airways International         Transportation        35,300     36,758
                                                                    85,865
TURKEY:                0.4%
Akbank                             Banking               1,121,000  95,285
Arcelik                            Consumer Durables     660,000    73,920
Netas*                             Technology            61,000     22,692
Petkim*                            Chemicals             43,000     29,670
                                                                    221,567
UNITED KINGDOM:        10.8%
Abbey National                     Banking               20,700     392,188
Bank of Scotland                   Banking               17,000     209,185
Barclays                           Banking               7,600      219,416
Boots                              Consumer Retial       8,400      130,308
British Airways                    Tansportatin          22,400     234,277
British Petroleum                  Energy                15,800     249,458
British Steel                      Metals                66,200     176,410
British Telecom                    Communications        32,400     351,589
Commercial Union                   Insurance             11,000     205,836
Guardian Royal                     Insurance             44,613     301,129
Hillsdown Holdings                 Consumer Staples      61,800     183,787
Imperial Chemicals Industries Plc  Chemicals             14,600     265,151
Ladbroke Group                     Services & Growth     63,996     351,767
MFI Furniture                      Consumer Retail       29,900     44,958
National Grid Group                Utilities             40,885     264,354
National Westminster Bank          Banking               18,779     375,557
Next                               Consumer Retail       12,600     104,415
Pearson                            Services & Growth     11,300     177,089
P & O DFD                          Transportation        15,356     227,055
Siebe                              Industrial            8,100      182,154
Smithkline Beecham                 Health Care           33,700     401,731
Southwest Water                    Utilities             14,918     242,262
Tate & Lyle                        Consumer Staples      23,900     194,663
Unigate Group                      Consumer Staples      28,000     338,927
WPP Group                          Services              38,500     244,268
                                                                    6,067,934
UNITED STATES:         33.7%
Allmerica Financial                Insurance             910        56,989
American National Insurance Co.    Insurance             1,800      194,400
American Stores                    Consumer Staples      12,000     288,000
Amsouth Bancorp                    Banking               7,050      439,744
Associates First Capital           Financial Diversfied  2,122      158,620
Atlantic Richfield                 Energy                2,600      202,800
Bell Atlantic                      Communications        4,684      438,427
Bershire Hathaway Class A          Financial Diversified 15         1,029,000
Black & Decker                     Services & Growth     3,400      175,525
BMC Software*                      Technology            1,600      149,700
Bristol Myers Squibb               Health Care           5,000      529,375
Brown Forman B                     Consumer Staples      7,700      436,013
Champion International             Forest & Paper        3,100      166,819
CMS Energy Corporation             Utilities             2,100      91,744
Columbia HCA/Health Care Corp      Health Care           11,200     368,900
Comerica                           Banking               4,050      271,097
Dell Computer*                     Technology            7,200      581,400
Du Pont Company                    Chemicals             3,200      233,000
Enova Corporation                  Utilities             10,500     280,875
Entergy                            Utilities             2,800      69,650
Exel Limited                       Insurance             1,800      134,438
Federated National Mortgage Assoc. Financial Diversified 7,200      431,100
FMC Software*                      Technology            2,500      193,906
Ford Motor Company                 Consumer Durables     8,100      371,081
Garan, Inc.                        Consumer Retail       18,000     497,250
General Dynamics Corporation       Aerospace             7,800      329,550
General Electric                   Technology            3,400      289,425
GPU Inc.                           Utilities             2,500      99,063
Harris Corporation                 Industrial            10,600     512,775
Intel                              Technology            1,400      113,138
ITT Industries                     Consumer Durables     9,800      357,088
King World Productions             Services & Growth     5,600      149,450
Lucent Technologies                Technolgy             3,100      236,569
Marshall & Ilsley                  Banking               8,400      491,400
Mellon Bank Corporation            Banking               5,200      374,400
Merck & Company                    Health Care           2,600      313,300
Merrill Lynch                      Financial Diversified 1,600      140,400
Midamerican Energy                 Utilities             4,800      101,400
Murphy Oil                         Energy                6,200      318,913
National Service Industries        Industrial            6,700      362,638
Norfolk Southern Corporation       Transportation        8,100      270,844
Peoplesoft Inc.*                   Technology            2,800      130,200
Phelps Dodge Corporation           Metals                1,000      67,125
Philip Morris                      Consumer Staples      9,700      361,931
Phillips Petroleum                 Energy                6,300      312,244
PPG Industries Inc.                Chemicals             5,400      381,713
Raytheon A                         Industrial            2,924      161,368
Raytheon B                         Industrial            4,100      232,419
Rite Aid Corporation               Consumer Staples      12,300     395,137
Royal Dutch Petroleum              Energy                4,400      248,874

Schering-Plough                    Health Care           6,800      544,850
Southern New England
   Telecommunications Corp         Communications        5,200      364,000
St. Paul Companies                 Insurance             1,700      144,074
SuperValu Incorporated             Consumer Staples      9,800      428,137
Tele-Communications Inc. A*        Services & Growth     5,408      171,703
Tele-Communications TCI A*         Services & Growth     6,184      100,876
Tellabs Incorporated*              Technology            2,000      141,750
Torchmark Corporation              Insurance             2,600      115,862
Travelers Group Incorporated       Financial Diversified 6,750      413,015
Unilever NV                        Consumer Staples      2,400      179,100
United Health Corporation          Health Care           5,100      358,274
US West Communication              Communications        9,000      474,750
VF Corporation                     Consumer Retail       5,200      270,400
Washington Post Class B            Services & Growth     600        314,550
Xerox Corporation                  Services & Growth     3,700      419,950
                                                                    18,982,328


Total Common Stocks (Cost $37,468,355)                             $50,942,860


TIME DEPOSIT:          9.4
                                                         Par
                                                         Value
State Street Bank and Trust Co. Eurodollar Time
 Deposit   5.25%, due 5/01/98  (Cost $5,272,000)         5,272,000  4,678,000

Total Investments:     99.7% (Cost$42,740,355)                      56,214,860
Other Assets, Less
Liabilities:            0.3%                                           179,289
Total Net Assets:       100%                                       $56,394,149

* Non-income Producing Security

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Assets and Liabilities
April 30, 1998 (Unaudited)

ASSETS

Investments in securities at value (cost $42,740,355)             $56,214,860
Cash                                                               960
Dividends and interest receivable                                  232,914
Prepaid expenses and deferred organization costs                   8,777
Equipment                                                          6,001
        Total assets                                               56,463,512


LIABILITIES
Accrued expenses                                                   69,363
        Total liabilities                                          69,363


NET ASSETS
Source of Net Assets:
  Net capital paid in on shares of beneficial interest            $41,492,188
  Undistributed net investment income                              207,313
  Accumulated net realized gain                                    1,220,143
  Net unrealized appreciation                                      13,474,505
        Net assets                                                $56,394,149
Shares outstanding                                                 3,883,776
Net asset value per share                                         $14.52

See Notes to Financial Statements.

THOMAS WHITE WORLD FUND
Statement of Operations
Six Months Ended April 30, 1998

INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $41,215)            $502,144
  Interest                                                         134,399
        Total investment income                                    636,543

Expenses:
  Investment management fees (note 3)                              255,250
  Custodian fees                                                   31,444
  Transfer Agent Fees                                              10,559
  Audit fees and expenses                                          11,568
  Trustees' fees and expenses                                      7,904
  Printing Expenses                                                2,493
  Legal fees and expenses                                          11,427
  Organization costs                                               3,005
  Registration fees                                                16,595
  Depreciation expense                                             2,563
  Other expenses                                                   10,011
        Total expenses                                             362,819

        Net investment income                                      273,724

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                   1,265,417
Unrealized appreciation on investments                             6,232,099
        Net gain on investments                                    7,497,516

        Net increase in net assets from operations                 7,771,240

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statements of Changes in Net Assets
                                                  Year              Year
                                                  Ended             Ended
                                                  1997              1996
Change in net assets from operations:
  Net investment income                           $ 273,724         $ 723,140
  Net realized gain                               1,265,417         1,981,651
  Unrealized appreciation for the period          6,232,099         3,574,857
    Net increase in net assets from operations    7,771,240         6,279,648

Distributions to shareholders:
  From net investment income                      (696,401)         (591,413)
  From net realized gain                          (1,942,252)       (2,434,679)

Fund share transactions                           3,265,990         5,584,959
        Total increase                            8,398,577         8,838,515

Net assets:
  Beginning of period                             47,995,572        39,157,057

  End of year                                  $  56,394,149      $ 47,995,572

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Notes to Financial Statement

Note 1.  Summary of Accounting Policies

    Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has one series of Shares, the Thomas White World Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is the Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Deferred organization costs. Organization costs have been deferred and are being amortized over the period ending June 28, 1999.

(f) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.


Note 2.  Transactions in Shares of Beneficial Interest

As of April 30, 1998, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                        Six Months Ended             Year Ended
                         April 30, 1998            October 31, 1997
                      Shares       Amount        Shares        Amount
Shares sold          135,819       $1,851,054    242,690       $3,097,633
Shares issued on
 reinvestment of
 distributions       207,791       2,591,156     249,893       2,986,226
Shares redeemed      (88,038)      (1,176,220)   (40,053)      (498,900)

Net increase         255,572       3,265,990     452,530       $5,584,959

Note 3.  Investment Management Fees and Other Transactions with Affiliates

The Fund pays monthly an investment management fee to Thomas White International, Ltd. at the rate of 1% of the Fund's average daily net assets.

Note 4.  Investment Transactions

For the year ended April 30, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were $12,721,444 and $11,058,780, respectively. The cost of securities for federal income tax purposes was $42,740,355. Realized gains and losses are reported on an identified cost basis.

At April 30, 1998, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

            Unrealized appreciation            $14,653,695
            Unrealized depreciation            (1,179,190)
                Net unrealized appreciation    $13,474,505

Note 5.  Selected Financial Information
                                          Six Months  Year
                                          Ended Apr.  Ended
                                          30,1998     Oct. 31, 1997
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period      $13.23      $12.33

Income from investment operations:
      Net investment income               0.07        0.20
      Net realized and unrealized gain    1.95        1.65
                                          2.02        1.85

Distributions:
      From net investment income          (0.19)      (0.19)
      From net realized gains             (0.54)      (0.76)
                                          (0.730      (0.95)

Change in net asset value for the period  1.29        (0.90)

Net asset value, end of period            $14.52      $13.23

Total Return                              16.16%      15.80%
Ratios/supplemental data
Net Assets. End of period (000)           $56,394     $47,996
Ratio to average net assets:
      Expenses (net of reimbursement)     1.42%       1.47%
      Net Investment Income               1.07%       1.60%
Portfolio turnover rate                   24.1%       48.19%
Average commission rate (per share):++    $0.0122     $0.0055

                                                                 Period from
                                          Year        Year       June 28, 1994
                                          Ended Oct.  Ended Oct. (Inception) to
                                          31, 1996    31, 1995   Oct. 31, 1994
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period      $11.31      $10.50     $10.00

Income from investment operations:
      Net investment income               0.19        0.19       0.06
      Net realized and unrealized gain    1.51        0.71       0.44
                                          1.70        0.90       0.50

Distributions:
      From net investment income          (0.20)      (0.09)     --
      From net realized gains             (0.48)        --       --
                                          (0.68)      (0.09)     --

Change in net asset value for the period  1.02        0.81       0.50

Net asset value, end of period            $12.33      $11.31     $10.50

Total Return                              15.63%      8.65%      5.00%**
Ratios/supplemental data
Net assets, end of period (000)           $39,157     $32,979    $13,928
Ratio to average net assets:
      Expenses (net of reimbursement)     1.50%       1.49%      1.50%*+
      Net investment income               1.63%       2.08%      1.79%*
Portfolio turnover rate                   51.22%      64.54%     1.01%
Average commission rate (per share)     $0.0337     $0.0303    $0.0618

*  Annualized
** Not annualized.
+ In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.